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                                                                   EXHIBIT 10.55

CONFIDENTIAL                                                  EXECUTION VERSION

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                             EQUITY PLEDGE AGREEMENT

                                      AMONG

                  SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD.,

               SHANGHAI FOCUS MEDIA ADVERTISING AGENCY CO., LTD.,

               SHANGHAI FRAMEDIA INVESTMENT CONSULTING CO., LTD.,

                                       AND

                GUANGDONG SHIJI SHENGHUO ADVERTISEMENT CO., LTD.

                                   DATED AS OF
                                  MAY 22, 2006

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                             EQUITY PLEDGE AGREEMENT

This EQUITY PLEDGE AGREEMENT (hereinafter, this "AGREEMENT") is entered into in the People's Republic of China (hereinafter, "PRC") as of May 22, 2006 by and among the following Parties:

(1) SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD. (hereinafter, "FOCUS MEDIA ADVERTISEMENT")
      REGISTERED ADDRESS: Room 1003F, No.1027, Changning Road, Changning District, Shanghai
      LEGAL REPRESENTATIVE: JASON NANCHUN JIANG

(2) SHANGHAI FOCUS MEDIA ADVERTISING AGENCY CO., LTD. (hereinafter, "FOCUS MEDIA ADVERTISING AGENCY")

      REGISTERED ADDRESS: A65 Room, 28th Floor, No. 369, Changning Road, Changning District, Shanghai

      LEGAL REPRESENTATIVE: Jason Nanchun Jiang

(3) SHANGHAI FRAMEDIA INVESTMENT CONSULTING CO., LTD. (hereinafter, "FRAMEDIA INVESTMENT")
      REGISTERED ADDRESS: Room 1, 17 Lane, Hengshan Rd., Shanghai LEGAL
      REPRESENTATIVE: Jason Nanchun Jiang

(4) GUANGDONG SHIJI SHENGHUO ADVERTISEMENT CO., LTD. (hereinafter, "SHIJI SHENGHUO")
      REGISTERED ADDRESS: Room 2007, No. 175, Tianhe Road (N), Tianhe District, Guangzhou
      LEGAL REPRESENTATIVE: Jason Nanchun Jiang

(The above parties hereinafter shall be individually referred to as a "PARTY" and collectively referred to as the "PARTIES", of which Focus Media Advertisement and Focus Media Advertising Agency shall be individually referred to as a "PLEDGEOR" and collectively referred to as the "PLEDGEORS".)

WHEREAS:

(1) The Pledgeors are the registered shareholders of Shiji Shenghuo, legally holding all the equity of said company as of the execution date of this Agreement, of which Focus Media Advertisement holds 90% interest while Focus Media Advertising Agency holds 10%.

(2) Pursuant to the Call Option Agreement dated as of May 22, 2006 among the Pledgee, the Pledgeors and Shiji Shenghuo (hereinafter, the "Call Option Agreement") and the permission of PRC Law, the Plegors shall transfer part or all of the equity interest of Shiji Shenghuo they hold to the Pledgee and/or any other entity or individual designated by the Pledgee at the request of the Pledgee.

(3)   Pursuant to the Shareholders' Voting Right Proxy Agreement dated as of
      May 22,

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      2006 among the Pledgee, Shiji Shenghuo and the Pledgeors (hereinafter, the
      "Proxy Agreement"), the Pledgeors have already entrusted the person designated by the Pledgee with full power to exercise on their behalf in respect of all of their shareholders' voting rights against Shiji
      Shenghuo.

(4) As security for performance by the Pledgeors of the Contract Obligations (as defined below) and repayment of the Guaranteed Liabilities (as defined below), the Pledgeors agree to pledge all of their Shiji Shenghuo's equity to the Pledgee and grant the Pledgee the right to request for repayment in first priority and Shiji Shenghuo agree such equity pledge arrangement.

THEREFORE, the Parties hereby have reached the following agreement upon mutual consultations:

                              ARTICLE 1 DEFINITION

1.1 Except as otherwise construed in the context, the following terms in this Agreement shall be interpreted to have the following meanings:

      CONTRACT OBLIGATIONS             shall mean all contractual obligations of
                                       a Pledgeor under the Call Option
                                       Agreement and Proxy Agreement; all
                                       contractual obligations of Shiji Shenghuo under the Call Option Agreement and Proxy
                                       Agreement; and all contractual
                                       obligations of a Pledgeor under this
                                       Agreement.

      GUARANTEED LIABILITIES           shall mean all direct, indirect and
                                       consequential losses and losses of
                                       foreseeable profits suffered by Pledgee
                                       due to any Breaching Event (as defined
                                       below) a Pledgeor and/or a Shiji
                                       Shenghuo, and all fees incurred by
                                       Pledgee for the enforcement of the
                                       Contractual Obligations of a Pledgeor
                                       and/or a Shiji Shenghuo.

      TRANSACTION AGREEMENTS           shall mean the Call Option Agreement and
                                       the Proxy Agreement.

      BREACHING EVENT                  shall mean any breach by either Pledgeor
                                       of its Contract Obligations under the
                                       Proxy Agreement, Call Option Agreement
                                       and/or this Agreement; any breach by a
                                       Shiji Shenghuo of its Contract
                                       Obligations under the Call Option
                                       Agreement, Proxy Agreement and/or this
                                       Agreement.

      PLEDGED PROPERTY                 shall mean all the equity in Shiji
                                       Shenghuo which is legally owned by the
                                       Pledgeor as of the effective date hereof and is to be pledges by the Pledgeor to the Pledgee according to provisions hereof as the security for the performance by the Pledgeor


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                                       and Shiji Shenghuo of their Contractual
                                       Obligations (in respect of Focus Media
                                       Advertisement, means the 90% equity it
                                       holds in Shiji Shenghuo, and in respect
                                       of Focus Media Advertising Agency, means the 10% equity it holds in Shiji Shenghuo), and the increased capital contribution and equity interest described in Articles 2.6 and 2.7 hereof.

      PRC LAW shall mean the then valid laws, administrative regulations, administrative rules, local regulations, judicial interpretations and other binding regulatory documents of the People's Republic of China.

1.2 The application to any PRC Law herein shall be deemed: (1) to include the references to the amendments, changes, supplements and reenactments of such law, irrespective of whether they take effect before or after the formation of this Agreement; and (2) to include the references to other decisions, notices or regulations enacted in accordance therewith or effective as a result thereof.

1.3 Except as otherwise stated in the context herein, all references to an Article, clause, item or paragraph shall refer to the relevant part of this Agreement.

                            ARTICLE 2 EQUITY PLEDGE

2.1 Each Pledgeor hereby agrees to pledge the Pledged Property, which it legally owns and has the right to dispose of, to Pledgee according to the provisions hereof as the security for the performance of the Contract Obligations and the repayment of the Guaranteed Liabilities. Shiji Shenghuo hereby agrees that the Pledgeors legally holding equity interest in it to pledge the Pledged Property to the Pledgee according to the provisions hereof.

2.2 Each Pledgeor hereby undertakes that it will be responsible for, recording the arrangement of the equity pledge hereunder (hereinafter, the "EQUITY PLEDGE") on the shareholder register of Shiji Shenghuo on the date hereof, and will do its best endeavor to make registration with registration authorities of industry and commerce of Shiji Shenghuo. Shiji Shenghuo undertakes that it will do its best to cooperate with the Pledgeors to complete the registration with authorities of industry and commerce under this Article.

2.3 During the valid term of this Agreement, except for the willful misconduct or gross negligence of Pledgee which has direct cause and effect relationship the reduction in value of the Pledged Property, Pledgee shall not be liable in any way to, nor shall Pledgeors have any right to claim in any way or propose any demands on Pledgee, in respect of the said reduction in value of the Pledged Property.

2.4 To the extent not violating provision of Article 2.3 above, in case of any possibility of obvious reduction in value of the Pledged Property which is

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      sufficient to jeopardize Pledgee's rights, Pledgee may at any time auction or sell off the Pledged Property on behalf of Pledgeors, and discuss with Pledgeors to use the proceeds from such auction or sale-off as pre-repayment of the Guaranteed Liabilities, or may submit such proceeds to the local notary institution where Pledgee are domiciled (any fees incurred in relation thereto shall be borne by Pledgeors).

2.5 The Pledge as Pledge shall be deemed to have created the encumbrance of first priority right on the Pledged Property, and in case of any Breaching Event, such Pledgee shall have the right to dispose of the Pledged Property in the way set out in Article 4 hereof.

2.6 Only upon prior consent by Pledgee shall Pledgeors be able to increase their capital contribution to Shiji Shenghuo. Further capital contribution made by Pledgeor(s) in Shiji Shenghuo shall also be part of the Pledged Property.

2.7 Only upon prior consent by Pledgee shall Pledgeors be able to receive dividends or share profits from the Pledged Property. The dividends or the profits received by Pledgeors from the Pledged Property shall be deposited into Pledgee's bank account designated by Pledgee respectively, to be under the supervision of Pledgee and used as the Pledged Property to repay in priority the Guaranteed Liabilities.

                          ARTICLE 3 RELEASE OF PLEDGE

In respect of equity interest of Shiji Shenghuo, upon full and complete performance by relevant Pledgeors of all of their Contractual Obligations and upon the full repayment by relevant Pledgeors of all the Guaranteed Liabilities(if any), the Pledgee shall, at the request of relevant Pledgeors, release the pledge created on Shiji Shenghuo under this Agreement, and shall cooperate with Pledgeors to go through the formalities to cancel the record of the Equity Pledge in the shareholder register of Shiji Shenghuo; in case of the Equity Pledge having been recorded at the registration department of Administration of Industry and Commerce of Shiji Shenghuo, the relevant Parties shall cooperate with each other to go through the formalities to cancel such record of the Equity Pledge. The reasonable fees incurred in connection with such release to be borne by Pledgee with the same proportion.

                   ARTICLE 4 DISPOSAL OF THE PLEDGED PROPERTY

4.1 Pledgeors, Shiji Shenghuo and Pledgee hereby agree that, in case of any Breaching Event, the Pledgee, shall have the right to exercise, upon giving written notice to Pledgeors, all of the remedial rights and powers enjoyable by them under PRC Law, Transaction Agreements and the terms hereof, including but not limited to being repayment in priority with proceeds from auctions or sale-offs of the Pledged Property. Pledgee shall not be liable for any loss as the result of their reasonable exercise of such rights and powers.

4.2 Pledgee shall have the right to designate in writing its legal counsel or other

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      agents to exercise on their respective behalf any and all rights and powers set out above, and neither Pledgeors nor Shiji Shenghuo shall not oppose thereto.

4.3 The reasonable costs incurred by Pledgee in connection with their exercise of any and all rights and powers set out above shall be borne by Pledgeors, and Pledgee shall have the right to deduct the costs actually incurred from the proceeds that they acquire from the exercise of the rights and powers.

4.4 The proceeds that Pledgee acquires from the exercise of their respective rights and powers shall be used in the priority order as follows:

      Firstly, to pay any cost incurred in connection with the disposal of the Pledged Property and the exercise by Pledgee of their respective rights and powers (including remuneration paid to their respective legal counsels and agents);

      Secondly, to pay any taxes and levies payable for the disposal of the Pledged Property; and

      Thirdly, to repay Pledgee for the Guaranteed Liabilities.

      In case of any balance after deducting the above amounts, the remain amount shall be returned to Pledgeors by Pledgee or other persons entitled thereto according to the relevant laws and rules or be submitted to the local notary where Pledgee are domiciled (any fees incurred in relation thereto shall be borne by Pledgeors).

4.5 Pledgee shall have the option to exercise, simultaneously or in certain sequence, any of the remedies at breaching that it is entitled to in respect of the equity interest of Shiji Shenghuo holding by any Pledgeor; Pledgee shall not be obliged to exercise other remedies at breaching before their exercise of the right to the auctions or sale-offs of the Pledged Property hereunder. Pledgeors or Shiji Shenghuo shall not oppose to whether Pledgee exercise any part of the right to the pledge or the sequence of exercising the pledge interest.

                            ARTICLE 5 FEES AND COSTS

All costs actually incurred in connection with the establishment of the Equity Pledge hereunder, including but not limited to stamp duties, any other taxes, all legal fees, etc. shall be borne by the Pledgee.

                       ARTICLE 6 CONTINUITY AND NO WAIVE

The Equity Pledge hereunder is a continuous guarantee, with its validity to continue until the full performance of the Contractual Obligations or the full repayment of the Guaranteed Liabilities. Neither exemption or grace period granted by Pledgee to Pledgeors in respect of their breach, nor delay by Pledgee in exercising any of their rights under the Transaction Agreements and this Agreement shall affect the rights of Pledgee under this Agreement, relevant PRC Law and the Transaction Agreements, the

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rights of Pledgee to demand at any time thereafter the strict performance of the
Transaction Agreements and this Agreement by Pledgeors or the rights Pledgee may be entitled to due to subsequent breach by Pledgeors of the obligations under the Transaction Agreements and/or this Agreement.

             ARTICLE 7 REPRESENTATIONS AND WARRANTIES BY PLEDGEORS

Each of Pledgeors hereby, in respect of itself and Shiji Shenghuo in which it holds equity interest, represents and warrants to Pledgee as follows:

7.1 Each Individual Pledgeor is a limited liability corporation duly registered and validly existing under PRC Law, with independent status as a legal person; Each of Shareholders has full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and may act independently as a subject of actions.

7.2 Shiji Shenghuo in which the Pledgeors hold equity interest is a limited liability corporation duly incorporated and validly existing under PRC Law, it has independent status as a legal person; it has full and independent legal status and capacity to execute, deliver and perform this Agreement and can independently be a subject of actions. It has full right and authorization to execute and deliver this Agreement and other documents relating to the transaction as stipulated in this Agreement and to be executed by them. It also has full right and authorization to complete the transaction stipulated in this Agreement.

7.3 All reports, documents and information concerning Pledgeors and all matters as required by this Agreement which are provided by Pledgeors to Pledgee before this Agreement comes into effect are true, correct and effective in all material aspects as of the execution hereof.

7.4 Upon the effectiveness of this Agreement, Pledgeors are the sole legal owner of the Pledged Property, with no existing dispute whatever concerning the ownership of the Pledged Property. Pledgeors have the right to dispose of the Pledged Property or any part thereof.

7.5 Except for the encumbrance set on the Pledged Property hereunder and the rights set under the Transaction Agreements, there is no other encumbrance or third party interest set on the Pledged Property.

7.6 The Pledged Property is capable of being pledged or transferred according to the laws, and Pledgeors have the full right and power to pledge the Pledged Property to Pledgee according to this Agreement.

7.7 This Agreement constitutes the legal, valid and binding obligations on Pledgeors when it is duly executed by Pledgeors.

7.8 Any consent, permission, waive or authorization by any third person, or any approval, permission or exemption by any government authority, or any

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      registration or filing formalities (if required by laws) with any government authority to be handled or obtained in respect of the execution and performance hereof and the Equity Pledge hereunder have already been handled or obtained, and will be fully effective during the valid term of this Agreement.

7.9 The execution and performance by Pledgeors of this Agreement are not in violation of or conflict with any laws applicable to them, or any agreement to which they are a party or which has binding effect on their assets, any court judgment, any arbitration award, or any administration authority decision.

7.10 The pledge hereunder constitutes the encumbrance of first order in priority on the Pledged Property.

7.11 All taxes and fees payable in connection with acquisition of the Pledged Property have already been paid in full amount by Pledgeors.

7.12 There is no pending or, to the knowledge of Pledgeors, threatened litigation, legal process or demand by any court or any arbitral tribunal against Pledgeors, or their property, or the Pledged Property, nor is there any pending or, to the knowledge of Pledgeors, threatened litigation, legal process or demand by any government authority or any administration authority against Pledgeors, or their property, or the Pledged Property, which is of material or detrimental effect on the economic status of Pledgeors or their capability to perform the obligations hereunder and the Guaranteed Liabilities.

7.13 Pledgeors hereby warrant to Pledgee that the above representations and warranties will remain true, exact and effective at any time and under any circumstance before the Contractual Obligations are fully performed or the Guaranteed Liabilities are fully repaid, and will be fully complied with.

           ARTICLE 8 REPRESENTATIONS AND WARRANTIES BY SHIJI SHENGHUO

Shiji Shenghuo hereby represents and warrants to Pledgee as follows:

8.1 Shiji Shenghuo is a limited liability corporation duly incorporated and validly existing under PRC Law, with full capacity of disposition and has obtained due authorization to execute, deliver and perform this Agreement and can independently be a subject of actions.

8.2 All reports, documents and information concerning Pledged Property and all matters as required by this Agreement which are provided by Shiji Shenghuo to Pledgee before this Agreement comes into effect are true, correct and effective in all material aspects as of the execution hereof.

8.3 All reports, documents and information concerning Pledged Property and all matters as required by this Agreement which are provided by Shiji Shenghuo to Pledgee after this Agreement comes into effect are true, correct and effective in all material aspects upon provision.

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8.4   This Agreement constitutes the legal, valid and binding obligations on
      Shiji Shenghuo when it is duly executed by Shiji Shenghuo.

8.5 It has full right and authorization to execute and deliver this Agreement and other documents relating to the transaction as stipulated in this Agreement and to be executed by them. It also has full right and authorization to complete the transaction stipulated in this Agreement.

8.6 There is no pending or, to the knowledge of Shiji Shenghuo, threatened litigation, legal process or demand by any court or any arbitral tribunal against Shiji Shenghuo, or their assets (including but are not limited to the Pledged Property), nor is there any pending or, to the knowledge of Shiji Shenghuo, threatened litigation, legal process or demand by any government authority or any administration authority against Shiji Shenghuo, or their property (including but are not limited to the Pledged Property), which is of material or detrimental effect on the economic status of Shiji Shenghuo or their capability to perform the obligations hereunder and the Guaranteed Liabilities.

8.7 Shiji Shenghuo hereby agree to bear joint responsibilities to Pledgee in respect of the representations and Warranties made by its relevant Pledgeor according to Article 7.5, Article 7.6, Article 7.7, Article 7.9 and Article 7.11 hereof.

8.8 Shiji Shenghuo hereby warrant to Pledgee that the above representations and warranties will remain true, exact and effective at any time and under any circumstance before the Contractual Obligations are fully performed or the Guaranteed Liabilities are fully repaid, and will be fully complied with.

                      ARTICLE 9 UNDERTAKINGS BY PLEDGEORS

Each of Pledgeors hereby individually undertakes to Pledgee in respect of it and its Shiji Shenghuo of which it holds equity as follows:

9.1 Without Pledgee's prior written consent, Pledgeors shall not establish or permit to establish any new pledge or any other encumbrance on the Pledged Property.

9.2 Without written notice to Pledgee in advance and Pledgee's prior written consent, Pledgeors shall not transfer the Pledged Property, and any attempt by Pledgeors to transfer the Pledged Property shall be null and void. The proceeds from transfer of the Pledged Property by Pledgeors shall be used to repay to Pledgee in advance the Guaranteed Liabilities or submit the same to the third party agreed with Pledgee.

9.3 In case of any litigation, arbitration or other demand which may affect detrimentally the interest of Pledgeors or Pledgee under the Transaction Agreements and hereunder or the Pledged Property, Pledgeors undertake to notify Pledgee thereof in writing as soon as possible and promptly and shall take, at the reasonable request of Pledgee, all necessary measures to ensure the

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      pledge interest of Pledgee in the Pledged Property.

9.4 Pledgeors shall not carry on or permit any act or action which may affect detrimentally the interest of Pledgee under the Transaction Agreements and hereunder or the Pledged Property.

9.5 Pledgeors guarantee that they shall, at the reasonable request of Pledgee, take all necessary measures and execute all necessary documents (including but not limited to supplementary agreement hereof) in respect of ensuring the pledge interest of Pledgee in the Pledged Property and the exercise and realization of the rights thereof.

9.6 In case of assignment of any Pledged Property as the result of the exercise of the right to the pledge hereunder, Pledgeors guarantee that they will take all necessary measures to realize such assignment.

9.7 Except for Pledgee's prior written consent, each Pledgeor shall then take all necessary measures to extend such business term to ensure the business term of Shiji Shenghuo not be expired during the term of this Agreement under the circumstances that the business term of Shiji Shenghuo expires within the term of this Agreement.

                   ARTICLE 10 UNDERTAKINGS BY SHIJI SHENGHUO

10.1 Any consent, permission, waive or authorization by any third person, or any approval, permission or exemption by any government authority, or any registration or filing formalities (if required by laws) with any government authority to be handled or obtained in respect of the execution and performance hereof and the Equity Pledge hereunder will be cooperated to handle or obtain by Shiji Shenghuo to their best and will be ensured to remain full effective during the valid term of this Agreement.

10.2 Without Pledgee's prior written consent, Shiji Shenghuo shall not cooperate with or permit Pledgeors to establish any new pledge or any other encumbrance on the Pledged Property.

10.3 Without Pledgee's prior written consent, Shiji Shenghuo shall not cooperate with or permit Pledgeors to transfer the Pledged Property.

10.4 In case of any litigation, arbitration or other demand which may affect detrimentally the interest of Shiji Shenghuo or Pledgee under the Transaction Agreements and hereunder or the equity of Shiji Shenghuo as the Pledged Property, Shiji Shenghuo undertake to notify Pledgee thereof in writing as soon as possible and promptly and shall take, at the reasonable request of Pledgee, all necessary measures to ensure the pledge interest of Pledgee in the Pledged Property.

10.5 Shiji Shenghuo shall not carry on or permit any act or action which may affect detrimentally the interest of Pledgee under the Transaction Agreements and

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      hereunder or the Pledged Property.

10.6 Shiji Shenghuo shall provide Pledgee with the financial statement of the previous calendar season within the first month of each calendar season, including but are not limited to the balance sheet, the income statement and the statement of cash flow.

10.7 Shiji Shenghuo guarantee that they shall, at the reasonable request of Pledgee, take all necessary measures and execute all necessary documents (including but not limited to supplementary agreement hereof) in respect of ensuring the pledge interest of Pledgee in the Pledged Property and the exercise and realization of the rights thereof.

10.8 In case of assignment of any Pledged Property as the result of the exercise of the right to the pledge hereunder, Shiji Shenghuo guarantee that they will take all necessary measures to realize such assignment.

                       ARTICLE 11 CHANGE OF CIRCUMSTANCES

As supplement and subject to compliance with other terms of the Transaction Agreements and this Agreement, in case that at any time the promulgation or change of any PRC Law, regulations or rules, or change in interpretation or application of such laws, regulations and rules, or the change of the relevant registration procedures enables Pledgee to believe that it will be illegal or in conflict with such laws, regulations or rules to further maintain the effectiveness of this Agreement and/or dispose of the Pledged Property in the way provided herein, Pledgeors and Shiji Shenghuo shall, at the written direction of Pledgee and in accordance with the reasonable request of Pledgee, promptly take actions and/or execute any agreement or other document, in order to:

      (1)   remain this Agreement in effect;

      (2) facilitate the disposal of the Pledged Property in the way provided herein; and/or

      (3) maintain or realize the intention or the guarantee established hereunder.

              ARTICLE 12 EFFECTIVENESS AND TERM OF THIS AGREEMENT

12.1 This Agreement shall become effective upon the duly execution of this Agreement is by and among the Pledgee, Shiji Shenghuo and the Pledgeors who hold the equity interest in Shiji Shenghuo.

12.2 On the execution day of this Agreement, the Pledgeors who hold the equity interest in Shiji Shenghuo and Shiji Shenghuo shall legally record the Equity Pledge in the shareholders' register of Shiji Shenghuo.

      The aforesaid Pledgeors shall, in a satisfactory manner, provide to Pledgee, the

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      registration certification of the Equity Pledge, which was recorded in the shareholders' register as mentioned above to Pledgee.

12.3 This Agreement shall have its term expired upon the full performance of the Contractual Obligations or the full repayment of the Guaranteed Liabilities.

                               ARTICLE 13 NOTICE

13.1 Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant Party.

13.2 The abovementioned notice or other correspondences shall be deemed to have been delivered when it is transmitted if transmitted by facsimile; it shall be deemed to have been delivered when it is delivered if delivered in person; it shall be deemed to have been delivered five (5) days after posting the same if posted by mail.

                            ARTICLE 14 MISCELLANEOUS

14.1 Pledgee may, upon notice to Pledgeors and Shiji Shenghuo but not necessarily with Pledgeors and Shiji Shenghuo's consent, assign Pledgee's rights and/or obligations hereunder to any third party; provided that Pledgeors may not, without Pledgee's prior written consent, assign Pledgeors' rights, obligations and/or liabilities hereunder to any third party. Successors or permitted assignees (if any) of Pledgeors shall continue to perform the obligations of Pledgeors under this Agreement.

14.2 This Agreement shall be prepared in the Chinese language in four (4) original copies, with each involved Party holding one (1) copy hereof.

14.3 The formation, validity, execution, amendment, interpretation and termination of this Agreement shall be subject to PRC Law.

14.4 Any disputes arising hereunder and in connection herewith shall be settled through consultations among the Parties, and if the Parties cannot reach an agreement regarding such disputes within thirty (30) days of their occurrence, such disputes shall be submitted to China International Economic and Trade Arbitration Commission Shanghai Branch for arbitration in Shanghai in accordance with its arbitration rules of such Commission, and the arbitration award shall be final and binding on all Parties.

14.5 Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and the exercise of its rights, powers and remedies by a Party shall not preclude its exercise of its other rights, powers and remedies by such Party.

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14.5  Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (hereinafter, the "PARTY'S RIGHTS") shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party's Rights shall not preclude such Party from exercising such rights in any other way and exercising the remaining part of the Party's Rights.

14.6 The captions of the Articles contained herein shall be for reference only, and in no circumstances shall such captions be used in or affect the interpretation of the provisions hereof.

14.7 Each provision contained herein shall be severable and independent from each of other provisions, and if at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected as a result thereof.

14.8 This Agreement shall substitute any other documents on the same subject executed by relevant Parties hereof once duly executed.

14.9 Any amendments or supplements to this Agreement shall be made in writing. Except for assignment by Pledgee of its rights hereunder according to
      Article 14.1 of this Agreement, the amendments or supplements to this Agreement shall take effect only upon the proper execution by the Parties to this Agreement.

14.10 This Agreement shall be binding on the legal successors of the Parties.

14.11 At the time of execution hereof, each of Pledgeors shall sign respectively a Power of Attorney (as set out in Appendix I hereto, hereinafter, the "POWER OF ATTORNEY") to authorize any person designated by the Pledgee to sign on the Pledgee's behalf according to this Agreement any and all legal documents necessary for the exercise of Pledgee's rights hereunder. Such Power of Attorney shall be delivered to the Pledgee to keep in custody and, when necessary, the Pledgee may at any time submit the Power of Attorney to the relevant government authority.

                   [THE REMAINDER OF THIS PAGE IS LEFT BLANK.]

                                [EXECUTION PAGE]

IN WITNESS HEREOF, the following Parties have caused this Equity Pledge Agreement to be executed as of the date and in the place first here above mentioned.

SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD.
(CHOP)

Sign:   /s/ Jason Nanchun Jiang
      -------------------------------------------
Name: Jason Nanchun Jiang
Title: Authorized Representative

SHANGHAI FOCUS MEDIA ADVERTISING AGENCY CO., LTD.
(CHOP)

Sign:   /s/ Jason Nanchun Jiang
      -------------------------------------------
Name: Jason Nanchun Jiang
Title: Authorized Representative

SHANGHAI FRAMEDIA INVESTMENT CONSULTING CO., LTD.
(CHOP)

Sign:   /s/ Jason Nanchun Jiang
      -------------------------------------------
Name: Jason Nanchun Jiang
Title: Authorized Representative

GUANGDONG SHIJI SHENGHUO ADVERTISEMENT CO., LTD.
(CHOP)

Sign:   /s/ Jason Nanchun Jiang
      -------------------------------------------
Name: Jason Nanchun Jiang
Title: Authorized Representative

APPENDIX I

                          POWER OF ATTORNEY (TEMPLATE)

We, [ ], hereby irrevocably entrust Mr. Jason Nanchun Jiang [Identity Card number: 310109730305521], as the authorized representative of us, to sign all the necessary or useful legal documents for the exercise of the rights by Shanghai Framedia Investment Consulting Co., Ltd. under the Equity Pledge Agreement among Guangdong Shiji Shenghuo Advertisement Co., Ltd., other relevant party and us dated _____, 2006.

                                         Signature: _______________
                                         Date: ____________________